UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

Sharps Compliance, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34269	74-2657168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500, Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 432-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2009 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report is being furnished pursuant to Item 2.02 including Exhibit 99.1 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act") , and Section 11 of the Securities Act of 1933, as amended, otherwise subject to the liabilities of those sections nor incorporated by reference in any filing under the Exchange Act unless specifically referenced in such subsequent filing as being incorporated by reference. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of August 10, 2009 and may change thereafter.

Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits

(a) Financial Information
     Not applicable.

(b) Pro Forma Financial Information
     Not applicable.

(c) Exhibits

Exhibit	Description
99.1	Press Release, dated August 10, 2009

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharps Compliance, Inc.
Date: August 10, 2009	By:	/s/ DAVID P. TUSA David P. Tusa Executive Vice President, Chief Financial Officer and Business Development

Exhibit Index
99.1	Press release dated August 10, 2009